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                                                                    Exhibit 32.1

                    Certification of Chief Executive Officer

          Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Cooper Companies, Inc. (the "Company") hereby certifies that:

          (i) To his knowledge, the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended July 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii) To his knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Dated: September 5, 2003       /s/ A. Thomas Bender
                                    --------------------------------------------
                                    A. Thomas Bender
                                    Chairman of the Board, President and Chief
                                    Executive Officer


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